NEWS www.twitter.com/ford www.facebook.com/ford www.instagram.com/ford www.medium.com/@ford Ford Provides Preliminary First-Quarter 2020 Financial Results x In March, put additional cash on balance sheet, drawing from two existing credit lines; suspended regular dividend; withdrew all 2020 financial guidance x Considering a scenario for phased restart of production and associated functions beginning in second quarter, with enhanced safety standards in place to protect workers x Believes present cash balance is sufficient through at least end of third quarter, even without resuming additional production or taking further financing actions DEARBORN, Mich., April 13, 2020 – Ford Motor Company today provided selected preliminary first-quarter 2020 and other balance sheet data, as it considers possible additional financing actions while the coronavirus pandemic stalls commerce around the world. “We continue to opportunistically assess all funding options to further strengthen our balance sheet and increase liquidity to optimize our financial flexibility,” said Tim Stone, Ford’s CFO. “We also are identifying additional operating actions to enhance our cash position.” In March, Ford suspended its $0.6 billion regular quarterly dividend and antidilutive share repurchase program. Stone said the company is taking other steps to preserve cash, including by lowering operating costs, reducing capital expenditures and deferring portions of executive salaries. As of April 9, the company had about $30 billion in cash on its balance sheet, including $15.4 billion of proceeds from borrowings last month against two existing credit lines. Presently, only Ford’s joint ventures in China, where coronavirus risks developed earlier and are now moderating, are producing and wholesaling vehicles. The company is considering a scenario for a phased restart of its manufacturing plants, supply network and other dependent functions beginning in the second quarter, with enhanced safety standards in place to protect workers. Any decisions on resumptions will be made in cooperation with local unions, suppliers, dealers and other stakeholders. “However, we believe we have sufficient cash today to get us through at least the end of the third quarter with no incremental vehicle production and wholesales or financing actions,” said Stone. He added that Ford’s first-quarter vehicle wholesales were down 21 percent from a year ago, largely as a result of lower production and demand related to the coronavirus. Ford currently expects to report revenue of about $34 billion and first-quarter adjusted earnings before interest and taxes of about negative $0.6 billion, which excludes about $0.3 billion of special-item charges. The company has not yet calculated its tax rate for the first quarter and is not able to provide its preliminary net loss or loss per share, but anticipates valuation allowance adjustments against deferred-tax assets of about $0.9 billion. 1

Ford Credit continues to be an important source of support for customers and dealers during this crisis. Ford Credit’s balance sheet is inherently liquid, reflecting a policy that ensures cumulative debt maturities have a longer tenor than cumulative asset maturities. This means Ford Credit is generating liquidity as its wholesale and consumer financing requirements have declined because of the crisis. Ford Credit remained above its $25 billion liquidity target with $28 billion at the end of the first quarter, and has access to diversified funding sources. Ford has not yet completed the close of its first-quarter 2020 books and the preliminary financial data have not been subject to review or other procedures by the company’s independent auditor. The company’s announcement of first-quarter financial results, including estimates of the economic effects of the coronavirus pandemic on the business, is planned for April 28. In March, Ford withdrew all guidance for 2020 financial performance it had given on Feb. 4. # # # About Ford Motor Company Ford Motor Company is a global company based in Dearborn, Michigan. The company designs, manufactures, markets and services a full line of Ford cars, trucks, SUVs, electrified vehicles and Lincoln luxury vehicles, provides financial services through Ford Motor Credit Company and is pursuing leadership positions in electrification; mobility solutions, including self-driving services; and connected services. Ford employs approximately 190,000 people worldwide. For more information regarding Ford, its products and Ford Motor Credit Company, please visit www.corporate.ford.com . Contact(s): Media: Equity Investment Fixed Income Shareholder Community: Investment Inquiries: Community: T.R. Reid Lynn Antipas Tyson Karen Rocoff 1.800.555.5259 or 1.313.319.6683 1.313.621.2902 1.313.621.0965 1.313.845.8540 treid22@ford.com ltyson4@ford.com krocoff@ford.com stockinf@ford.com 2

Cautionary Note on Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford’s financial condition and results of operations have been and may continue to be adversely affected by public health issues, including epidemics or pandemics such as COVID-19; • Ford’s long-term competitiveness depends on the successful execution of global redesign and fitness actions; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Ford may not realize the anticipated benefits of existing or pending strategic alliances, joint ventures, acquisitions, divestitures, or new business strategies; • Operational systems, security systems, and vehicles could be affected by cyber incidents; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor issues, natural or man-made disasters, financial distress, production difficulties, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Ford’s ability to attract and retain talented, diverse, and highly skilled employees is critical to its success and competitiveness; • Ford’s new and existing products and mobility services are subject to market acceptance; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events, including tariffs and Brexit; • Industry sales volume in any of our key markets can be volatile and could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford may face increased price competition or a reduction in demand for its products resulting from industry excess capacity, currency fluctuations, competitive actions, or other factors; • Fluctuations in commodity prices, foreign currency exchange rates, interest rates, and market value of our investments can have a significant effect on results; • Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than- expected return volumes for leased vehicles; • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Ford could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford may need to substantially modify its product plans to comply with safety, emissions, fuel economy, autonomous vehicle, and other regulations that may change in the future; • Ford and Ford Credit could be affected by the continued development of more stringent privacy, data use, and data protection laws and regulations as well as consumer expectations for the safeguarding of personal information; and • Ford Credit could be subject to new or increased credit regulations, consumer protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, as updated by our subsequent filings with the Securities and Exchange Commission. 3